UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 4, 2006

Lexington Corporate Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12386	13-3717318
(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015
New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2006, Lexington Corporate Properties Trust (the “Trust”) amended and restated its prior employment agreements (the “Prior Agreements”) with E. Robert Roskind, Chairman of the Board of Trustees; T. Wilson Eglin, Chief Executive Officer, President and Chief Operating Officer; Richard J. Rouse, Vice Chairman and Chief Investment Officer; Patrick Carroll, Chief Financial Officer, Treasurer and Executive Vice President; and John B. Vander Zwaag, Executive Vice President (the “Executives”). The Prior Agreements were effective as of April 1, 2003 for Messrs. Roskind, Eglin, Rouse, and Carroll and effective on May 16, 2003 for Mr. Vander Zwaag.

The new employment agreements (the "New Agreements") provide that Severance Pay (as defined in the New Agreements) includes the average of the fair market value of any long term incentive awards that the Trust has granted or promised to grant to the Executive during the year the Executive's termination occurs and the year preceding the termination, or if no award was granted or promised to the Executive during the year of the Executive’s termination, then the average of the fair market value of any long term incentive awards that the Trust granted to the Executive during the two years preceding the termination. Additionally, the New Agreements provide that the definition of Good Reason includes a material reduction of the Executive's authorities, duties and responsibilities or the assignment to the Executive of duties materially inconsistent with the Executive's positions with the Trust.

Copies of the New Agreements are attached as Exhibits 99.1, 99.2, 99.3. 99.4, and 99.5 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
	99.1	Employment Agreement between the Trust and E. Robert Roskind
	99.2	Employment Agreement between the Trust and T. Wilson Eglin
	99.3	Employment Agreement between the Trust and Richard J. Rouse
	99.4	Employment Agreement between the Trust and Patrick Carroll
	99.5	Employment Agreement between the Trust and John B. Vander Zwaag

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Corporate Properties Trust

Date: May 5, 2006	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

99.1	Employment Agreement between the Trust and E. Robert Roskind
99.2	Employment Agreement between the Trust and T. Wilson Eglin
99.3	Employment Agreement between the Trust and Richard J. Rouse
99.4	Employment Agreement between the Trust and Patrick Carroll
99.5	Employment Agreement between the Trust and John B. Vander Zwaag